Government Grants and Subsidies	12 Months Ended
Mar. 31, 2024
Government Grants and Subsidies [Abstract]
GOVERNMENT GRANTS AND SUBSIDIES
12.	GOVERNMENT GRANTS AND SUBSIDIES

Government subsidies received during the years ended March 31 2022, 2023 and 2024 are as follows. These subsidies are mainly related to the relief for COVID-19 pandemic provided by governments, and are accounted for in the consolidated statements of operations by offsetting the specific expenses or including in other income when received.

	Year ended March 31,
	2022	2023	2024
	$	$	$
Rental payment for factory space and dormitories located in Shenzhen (offset against cost of sales)	-	247	-
Salaries of Hong Kong employees (offset against selling, general and administrative expenses)	-	62	-
Employment subsidy (included in other income)	-	-	0
Total	-	309	0

Rental payment subsidies in Shenzhen were granted by the People’s Government of Shenzhen Municipality. During the year ended March 31, 2023, 3-month waiver and 3-month 50% concession on rental payment for factory space and dormitories were granted. These subsidies were unconditional and non-recapturable, and were granted by directly reducing the payment amount in the rental invoices.

Salaries subsidies in Hong Kong were provided by the Hong Kong government under the COVID-19 Employment Support Scheme for the Group’s employees employed by the subsidiaries in Hong Kong. During the year ended March 31, 2023, 3-month salaries were subsidized in the form of cash by the Hong Kong government, subject to a maximum subsidy of $1 per employee per month. The Company would be subject to penalties if certain criteria on number of employees employed were not met.

Employment subsidy in Shenzhen was granted by the People’s Government of Shenzhen Municipality. During the year ended March 31, 2024, RMB 1,000 (equivalent to $0) was received for employing new staff in Shenzhen.

No government grants or subsidies was received during the year ended March 31, 2022.